Exhibit 99.2

Liberty Media Corporation

Condensed Pro Forma Consolidated Financial Statements

(unaudited)

Introduction

On December 11, 2023, Liberty Media Corporation, a Delaware corporation (“Liberty Media” or the “Company”), entered into definitive agreements, which were amended on June 16, 2024, whereby, subject to the terms thereof, Liberty Sirius XM Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Liberty Media (“New Sirius”), would split-off from Liberty Media (the “Split-Off”), and Radio Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of New Sirius, would combine with Sirius XM Holdings Inc., a Delaware corporation, to create a new public company, which would be renamed “SiriusXM Holdings Inc.”

On September 9, 2024 at 4:05 p.m., New York City time, Liberty Media completed the Split-Off. The Split-Off was accomplished by Liberty Media redeeming each outstanding share of Liberty SiriusXM common stock, par value $0.01 per share, in exchange for 0.8375 of a share of New Sirius common stock, par value $0.001 per share, with cash being paid to entitled record holders of Liberty SiriusXM common stock in lieu of any fractional shares of common stock of New Sirius.

The following unaudited condensed pro forma consolidated financial statements have been prepared giving effect to the Split-Off as if it occurred as of June 30, 2024 for the condensed pro forma consolidated balance sheet and January 1, 2023 for the condensed pro forma consolidated statements of operations. The unaudited condensed pro forma consolidated financial statements do not purport to represent what the Company’s financial position actually would have been had the Split-Off occurred on the dates indicated or to project the Company’s operating results for any future period.

Based on a quantitative analysis, the Split-Off of the Company’s interest in New Sirius is expected to represent a strategic shift that will have a major effect on the Company’s operations due to the relative materiality of New Sirius. Accordingly, the Company intends to present its divestiture of New Sirius as a discontinued operation.

The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the publicly available information of Liberty Media, including the Form 10-K, as filed on February 28, 2024 with the Securities and Exchange Commission (the “SEC”) and the Form 10-Q, as filed on August 9, 2024 with the SEC, as well as the publicly available information of New Sirius, including the Form 10-Q as filed on August 16, 2024 with the SEC.

Liberty Media Corporation

Condensed Pro Forma Consolidated Balance Sheet

June 30, 2024 (unaudited)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Less: Reclassifications (3)	Liberty Media Pro Forma

	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$2,085	188	—	1,897
Trade and other receivables, net	826	644	—	182
Other current assets	728	365	(83)	446
Total current assets	3,639	1,197	(83)	2,525
Investments in affiliates, accounted for using the equity method	1,983	1,601	—	382

Property and equipment, at cost	4,290	5,335	(2,036)	991
Accumulated depreciation	(2,167)	(3,436)	1,435	(166)
	2,123	1,899	(601)	825
Intangible assets not subject to amortization:
Goodwill	19,400	15,209	—	4,191
FCC licenses	8,600	8,600	—	—
Other	1,242	1,242	—	—
	29,242	25,051	—	4,191
Intangible assets subject to amortization, net	3,828	400	601	2,827
Other assets	1,817	673	(161)	1,305
Total assets	$42,632	30,821	(244)	12,055

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$1,768	1,298	—	470
Current portion of debt	685	586	(5)	104
Deferred revenue	1,840	1,128	—	712
Other current liabilities	179	257	(78)	—
Total current liabilities	4,472	3,269	(83)	1,286
Long-term debt	14,343	10,240	(8)	4,111
Deferred income tax liabilities	2,210	2,371	(161)	—
Other liabilities	1,400	1,219	8	173
Total liabilities	22,425	17,099	(244)	5,570

Liberty Media Corporation

Condensed Pro Forma Consolidated Balance Sheet

June 30, 2024 (unaudited)

(Continued)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Less: Reclassifications (3)	Liberty Media Pro Forma

	amounts in millions
Stockholders' equity:
Preferred stock	—	—	—	—
Series A Liberty SiriusXM common stock	1	—	1	—
Series A Liberty Formula One common stock	—	—	—	—
Series A Liberty Live common stock	—	—	—	—
Series B Liberty SiriusXM common stock	—	—	—	—
Series B Liberty Formula One common stock	—	—	—	—
Series B Liberty Live common stock	—	—	—	—
Series C Liberty SiriusXM common stock	2	—	2	—
Series C Liberty Formula One common stock	2	—	—	2
Series C Liberty Live common stock	1	—	—	1
Additional paid-in capital	1,387	(5,242)	(3)	6,632
Accumulated other comprehensive earnings (loss), net of taxes	(57)	(19)	—	(38)
Retained earnings	15,724	15,859	—	(135)
Total stockholders' equity	17,060	10,598	—	6,462
Noncontrolling interests in equity of subsidiaries	3,147	3,124	—	23
Total equity	20,207	13,722	—	6,485
Commitments and contingencies
Total liabilities and equity	$42,632	30,821	(244)	12,055

Liberty Media Corporation

Condensed Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2024 (unaudited)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Less: Reclassifications (3)	Liberty Media Pro Forma

	amounts in millions
Revenue:
Sirius XM Holdings revenue	$4,340	4,340	—	—
Formula 1 revenue	1,403	—	—	1,403
Other revenue	172	—	—	172
Total revenue	5,915	4,340	—	1,575
Operating costs and expenses, including stock-based compensation:
Cost of Sirius XM Holdings services (exclusive of depreciation shown separately below):
Revenue share and royalties	1,411	1,411	—	—
Programming and content	305	305	—	—
Customer service and billing	224	224	—	—
Other	120	120	—	—
Cost of Formula 1 revenue (exclusive of depreciation shown separately below)	918	—	—	918
Other cost of sales	120	—	—	120
Subscriber acquisition costs	182	182	—	—
Other operating expense	163	157	—	6
Selling, general and administrative	919	697	36	186
Impairment, restructuring and acquisition costs	37	53	(36)	20
Depreciation and amortization	486	311	—	175
	4,885	3,460	—	1,425
Operating income (loss)	1,030	880	—	150
Other income (expense):
Interest expense	(377)	(255)	—	(122)
Share of earnings (losses) of affiliates, net	65	—	6	59
Realized and unrealized gains (losses) on financial instruments, net	166	—	100	66
Other, net	55	114	(106)	47
	(91)	(141)	—	50
Earnings (loss) before income taxes	939	739	—	200
Income tax (expense) benefit	(187)	(144)	—	(43)
Net earnings (loss)	752	595	—	157
Less net earnings (loss) attributable to the noncontrolling interests	92	92	—	—
Net earnings (loss) attributable to Liberty stockholders	$660	503	—	157

Liberty Media Corporation

Condensed Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2024 (unaudited)

(continued)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Liberty Media Pro Forma

	amounts in millions, except per share amounts
Net earnings (loss) attributable to Liberty stockholders:
Liberty SiriusXM common stock	$498	503	(5)
Liberty Formula One common stock	$101		101
Liberty Live common stock	$61		61

Basic net earnings (loss) attributable to Liberty stockholders per common share:
Series A, B and C Liberty SiriusXM common stock	$1.52		NA
Series A, B and C Liberty Formula One common stock	$0.43		0.43
Series A, B and C Liberty Live common stock	$0.66		0.66

Diluted net earnings (loss) attributable to Liberty stockholders per common share:
Series A, B and C Liberty SiriusXM common stock	$1.13		NA
Series A, B and C Liberty Formula One common stock	$0.42		0.42
Series A, B and C Liberty Live common stock	$0.66		0.66

Basic Weighted Average Shares Outstanding:
Liberty SiriusXM common stock	327		NA
Liberty Formula One common stock	235		235
Liberty Live common stock	92		92

Diluted Weighted Average Shares Outstanding:
Liberty SiriusXM common stock	370		NA
Liberty Formula One common stock	240		240
Liberty Live common stock	92		92

Liberty Media Corporation

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2023 (unaudited)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Less: Reclassifications (3)	Liberty Media Pro Forma

	amounts in millions
Revenue:
Sirius XM Holdings revenue	$8,953	8,953	—	—
Formula 1 revenue	3,222	—	—	3,222
Other revenue	350	—	—	350
Total revenue	12,525	8,953	—	3,572
Operating costs and expenses, including stock-based compensation:
Cost of Sirius XM Holdings services (exclusive of depreciation shown separately below):
Revenue share and royalties	2,895	2,895	—	—
Programming and content	618	618	—	—
Customer service and billing	476	476	—	—
Other	220	220	—	—
Cost of Formula 1 revenue (exclusive of depreciation shown separately below)	2,240	—	—	2,240
Subscriber acquisition costs	359	359	—	—
Other operating expenses	596	322	—	274
Selling, general and administrative	1,930	1,539	(5)	396
Depreciation and amortization	1,030	624	—	406
Impairment, restructuring and acquisition costs, net of recoveries	67	92	(26)	1
Litigation settlements, net of recoveries	31	—	31	—
	10,462	7,145	—	3,317
Operating income (loss)	2,063	1,808	—	255
Other income (expense):
Interest expense	(782)	(534)	—	(248)
Share of earnings (losses) of affiliates, net	138	—	(19)	157
Realized and unrealized gains (losses) on financial instruments, net	(323)	—	(88)	(235)
Gains (losses) on dilution of investment in affiliate	(4)	—	—	(4)
Other, net	93	(64)	107	50
	(878)	(598)	—	(280)
Earnings (loss) before income taxes	1,185	1,210	—	(25)
Income tax (expense) benefit	(223)	(222)	—	(1)
Net earnings (loss)	962	988	—	(26)
Less net earnings (loss) attributable to the noncontrolling interests	201	202	—	(1)
Net earnings (loss) attributable to Liberty stockholders	$761	786	—	(25)

Liberty Media Corporation

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2023 (unaudited)

(continued)

	Liberty Media historical (1)	Less: Liberty Sirius XM Holdings historical (2)	Liberty Media Pro Forma

	amounts in millions, except per share amounts
Net earnings (loss) attributable to Liberty stockholders:
Liberty SiriusXM common stock (4)	$829	786	43
Liberty Formula One common stock	$185		185
Liberty Live common stock	$(142)		(142)
Liberty Braves common stock	$(111)		(111)

Basic net earnings (loss) attributable to Liberty stockholders per common share:
Series A, B and C Liberty SiriusXM common stock	$2.54		NA
Series A, B and C Liberty Formula One common stock	$0.79		0.79
Series A, B and C Liberty Live common stock	$(1.54)		(1.54)
Series A, B and C Liberty Braves common stock	$(2.09)		(2.09)

Diluted net earnings (loss) attributable to Liberty stockholders per common share:
Series A, B and C Liberty SiriusXM common stock	$2.42		NA
Series A, B and C Liberty Formula One common stock	$0.62		0.62
Series A, B and C Liberty Live common stock	$(1.54)		(1.54)
Series A, B and C Liberty Braves common stock	$(2.09)		(2.09)

Basic Weighted Average Shares Outstanding:
Liberty SiriusXM common stock	327		NA
Liberty Formula One common stock	234		234
Liberty Live common stock	92		92
Liberty Braves common stock	53		53

Diluted Weighted Average Shares Outstanding:
Liberty SiriusXM common stock	343		NA
Liberty Formula One common stock	240		240
Liberty Live common stock	92		92
Liberty Braves common stock	54		54

(1)	Represents the historical financial position and results of operations of Liberty Media. Such amounts were derived from the historical consolidated financial statements of Liberty Media as filed with the SEC on Form 10-K on February 28, 2024 and on Form 10-Q on August 9, 2024.
(2)	Represents the historical financial position and results of operations of the carve-out entity. Amounts as of June 30, 2024 were derived from the financial statements of New Sirius as filed with the SEC on Form 10-Q on August 16, 2024. Amounts as of December 31, 2023 were derived from the historical combined financial statements of New Sirius, as filed with the SEC on Amendment No. 3 to Form S-4 on July 19, 2024.
(3)	Reclassifications to conform to Liberty Media’s presentation.
(4)	On August 3, 2023, the Company reclassified its then-outstanding shares of common stock into three new tracking stocks — Liberty SiriusXM common stock, Liberty Formula One common stock and Liberty Live common stock, and, in connection therewith, provided for the attribution of the businesses, assets and liabilities of the Company’s remaining tracking stock groups among its newly created Liberty SiriusXM Group, Formula One Group and Liberty Live Group (the “Reclassification”). As a result of the Reclassification, each then-outstanding share of Liberty SiriusXM common stock was reclassified into one share of the corresponding series of new Liberty SiriusXM common stock and 0.2500 of a share of the corresponding series of Liberty Live common stock and each outstanding share of Liberty Formula One common stock was reclassified into one share of the corresponding series of new Liberty Formula One common stock and 0.0428 of a share of the corresponding series of Liberty Live common stock. The Reclassification is reflected in these unaudited condensed pro forma consolidated financial statements on a prospective basis.